EXHIBIT NUMBER 10.8

Material Agreements

Summary of Municipal Solid Waste Concession Agreement, Land Lease Agreement &

Supply of Treated Sewage / Effluent Agreement

BIOCRUDE TECHNOLOGIES, INC. GOVERNMENT OF THE AUTONOMOUS ISLAND OF GRANDE COMORE (MORONI)
CONTRACT SUMMARY (CONFIDENTIAL)

Agreement Reference:	BIOCRUDE/MCMUC/AUTONOMOUS ISLAND OF GRANDE COMORE/MSW-LC/CA/2016/1	Transaction Code:	BCT/MCMUC/MORONI/AUTONOMOUS ISLAND OF GRANDE COMORE/1

Title of Agreement(s):	Municipal Solid Waste Concession Agreement, Land Lease Agreement & Supply of Treated Sewage / Effluent Agreement
Parties:

Commissariat à l’Environnement, à l’Urbanisme, au Développement Durable et à l’Energie, à l’Emploi, à l’Entreprenariat et à la Solidarité;

Commissariat aux Finances, au Budget, à l’Economie, au Commerce Intérieur, à l’Industrie, au Plan, chargé de la promotion des Investissements;

Commissariat à la Sécurité intérieure, à la Fonction Publique, à l’Administration des Collectivités Territoriales Décentralisées, à la Réforme Administrative, chargé de l’Information

Gouvernorat de l’Île Autonome de la Grande Comore;

(All referred to as “Government”)

&

BioCrude Technologies, Inc. (referred to as “BioCrude”)

Date:	January 11, 2016	Documentation Signed:	Yes

Changes/Amendments:	None
Contract Object:	Develop, Construct, Operate, Maintain & Exploit an MSW to Energy Complex (MSW-Energy) in Moroni, Autonomous Island of Grande Comore via BOOT
Principal Obligations and Undertakings:

BioCrude: to Develop MSW to Energy Complex (MSW-Energy) in Moroni, Autonomous Island of Grande Comore via BOOT.

Government: to supply: minimum guaranteed MSW (“Put or Pay”); Land, Treated Sewage Effluent; Grant the necessary Permits & Clearances; allow BioCrude to operate; Provide Sovereign Guarantees for the Execution of all Agreement Obligations.

Term/Duration:	30 Years	Renewal option:	30 Years

Termination Events, Procedures and Indemnities:	Yes; Party Default & Force Majeure; Procedures outlined in Agreements

Change of Control Clause:	Yes; to the Discretion of BioCrude Technologies, Inc.	Assignment Restrictions:	None
Governing Law:	Ontario, Canada	Dispute Resolution Jurisdiction:	Ontario, Canada

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Force majeure:	Yes; standard and satisfactory to both parties.
Change of law:	Not applicable; prescribed contract (Grandfathered). Law at signature prevails for duration of term and renewal option.
Land Lease:	Area of land:	18 Acres	Lease Payment:	$1 US per 18 acres per year for the duration of term and option (no escalations), with compliant zoning and building by-laws for project.
Supply of Treated Effluent by Government STP:	Off-Take:	Up to 10,000,000 Litres/Day	Resource Payment by BioCrude:	0.0000001 USD per kilolitre (kL)
Minimum Amount of Delivered MSW (Guaranteed; Put or Pay):	700 TPD; Refer to Schedule 1.		Tipping Fee:	Refer to Schedule 1.
Payment Terms:	Upon presentation of Invoice and offset from Revolving Letter of Credit (RLC); amount of escrowed RLC is for 12 months of future payment.
Guarantees:	Sovereign Guarantees provided by Government of Autonomous Island of Grande Comore for FULL EXECUTION of their obligations in Contracts.
Limitation on Liability:	Yes; only due to Force majeure.
Exclusion of Liability:	None
Liquidated Damages:	Yes; upon breach of execution of obligations from either party.
Penalties for Non-Performance:	None
Termination:	At end of term or option (to the discretion of BioCrude Technologies, Inc.), or if there is a breach from either party with no remedy related thereto (with penalty associations).
Intellectual Property Rights:	BioCrude Technologies, Inc. (FULL); No intellectual property transfer
Health, Safety & Env. Issues:	Obligation to bring installations into compliance at start-up, and sustain throughout operation.

Performance Bond:	None	Additional Insurance:

Company Point of Contact:	Mr. John Moukas	Program Management:

Other Contract Issues:	None
Associated Contracts:	Power Purchase Agreement (PPA)

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Schedule I: Summary of Municipal Solid Waste Concession Agreement, Land Lease Agreement & Supply of Treated Sewage / Effluent Agreement (Rates Schedule)

BIOCRUDE TECHNOLOGIES, INC. GOVERNMENT OF THE AUTONOMOUS ISLAND OF GRANDE COMORE (MORONI)
TIPPING FEE SCHEDULE FOR DURATION OF TERM & OPTION***

Minimum Daily MSW Guarantee for Duration of Term**:			700 Tonnes per Day (+/- 5%)
Year from COD*	USD/T of MSW	Year from COD*	USD/T of MSW	Year from COD*	USD/T of MSW
1	35.00	11	56.00	21	95.50
2	37.50	12	59.50	22	100.50
3	39.00	13	63.00	23	105.00
4	41.50	14	66.50	24	110.00
5	43.00	15	70.00	25	115.00
6	44.50	16	74.00	26	120.00
7	46.00	17	78.00	27	126.00
8	47.50	18	82.00	28	132.00
9	50.00	19	86.50	29	138.00
10	53.00	20	91.00	30	145.00

*Year commencement as of COD (Date of Commissioning) of projecting, time equals start)

** Year 1 to end of term and option, the Government Guarantees a minimum of 700 TPD

***Renewal term tipping fee indexation, utilizes the 30th year of the 1st term ($145.00) as the base for indexation. Indexing rate is 4.5 % per annum, thereafter, for the duration of the renewal option term

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Summary of Power Purchase Agreement (PPA)

BIOCRUDE TECHNOLOGIES, INC. GOVERNMENT OF THE AUTONOMOUS ISLAND OF GRANDE COMORE (MORONI)
CONTRACT SUMMARY CONFIDENTIAL

Agreement Reference:	BIOCRUDE/MCMUC/ AUTONOMOUS ISLAND OF GRANDE COMORE/MSW-LC/CA/2016/1	Transaction Code:	BCT/MCMUC/MORONI/ AUTONOMOUS ISLAND OF GRANDE COMORE/1

Title of Agreement(s):	POWER PURCHASE AGREEMENT (PPA)
Parties:

Le Gestion de l’Eau et de L'électricité Aux Comores (MA-MWE);

(referred to as “Procurer”)

BioCrude Technologies, Inc.; (referred to as “Vendor”)

&

Commissariat à l’Environnement, à l’Urbanisme, au Développement Durable et à l’Energie, à l’Emploi, à l’Entreprenariat et à la Solidarité;

Commissariat aux Finances, au Budget, à l’Economie, au Commerce Intérieur, à l’Industrie, au Plan, chargé de la promotion des Investissements;

Commissariat à la Sécurité intérieure, à la Fonction Publique, à l’Administration des Collectivités Territoriales Décentralisées, à la Réforme Administrative, chargé de l’Information

Gouvernorat de l’Île Autonome de la Grande Comore;

(All referred to as “Government”)

Date:	January 11, 2016	Documentation Signed:	Yes
Changes/Amendments:	None
Contract Object:	Resale of Procured Electricity under “Take or Pay” principle from BioCrude’s MSW-Energy Plant to the Autonomous Island of Grande Comore’s (Government) Power Corporation (MA-MWE).
Principal Obligations and Undertakings:

BioCrude: to procure electricity from its developed MSW-Energy Project, using MSW as feedstock.

Government: to buy all available electricity (net of project self-consumption needs) from BioCrude. Provide Sovereign Guarantees & Revolving Letter of Credit (1 year’s Revenues) for the Execution of all Agreement Obligations.

Term/Duration:	30 Years	Renewal option:	30 Years
Termination Events, Procedures and Indemnities:	At end of term or option (to the discretion of BioCrude Technologies, Inc.), or if there is a breach from either party with no remedy related thereto (with penalty associations).

Change of Control Clause:	Yes; to the Discretion of BioCrude Technologies, Inc.	Assignment Restrictions:	None
Governing Law:	Ontario, Canada	Dispute Resolution Jurisdiction:	Ontario, Canada

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Electricity Act:	The Autonomous Island of Grande Comore Law n°__________________________
Force majeure:	Yes; standard and satisfactory to both parties.
Change of law:	Not applicable; prescribed contract (Grandfathered). Law at signature prevails for duration of term and renewal option.
Resale of Electricity rates:	Refer to Schedule 1.
Payment Terms:	Upon presentation of Invoice and offset from Revolving Letter of Credit (RLC); amount of escrowed RLC is for 12 months of future payment (for duration of 30 year term).
Guarantees:	Sovereign Guarantees provided by Government of Autonomous Island of Grande Comore for FULL EXECUTION of their obligations in Contracts.
Limitation on Liability:	Yes; only due to Force majeure.
Exclusion of Liability:	None
Liquidated Damages:	Yes; upon breach of execution of obligations from either party.
Penalties for Non-Performance:	None
Termination:	At end of term or option (to the discretion of BioCrude Technologies, Inc.), or if there is a breach from either party with no remedy related thereto (with penalty associations).
Intellectual Property Rights:	BioCrude Technologies, Inc. (FULL); No intellectual property transfer
Health, Safety & Environmental Issues:	Obligation to bring installations into compliance at start-up, and sustain throughout operation.
Regulations regarding Electricity Act of Autonomous Island of Grande Comore:	Obligation to bring installations into compliance to the standards established by the Electricity Act of Autonomous Island of Grande Comore, at start-up, and sustain throughout operation.

Performance Bond:	None	Additional Insurance:

Company Point of Contact:	Mr. John Moukas	Program Management:

Other Contract Issues:	None
Associated Contracts:	MUNICIPAL SOLID WASTE CONCESSION AGREEMENT, LAND LEASE AGREEMENT & SUPPLY OF TREATED SEWAGE / EFFLUENT AGREEMENT

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Schedule II: Summary of Power Purchase Agreement (PPA) (Rates Schedule)

BIOCRUDE TECHNOLOGIES, INC. GOVERNMENT OF THE AUTONOMOUS ISLAND OF GRANDE COMORE (MORONI)
QUOTED TARIF FEE WITH ESCALATING INDEX SCHEDULE FOR DURATION OF TERM

Year from COD*	USD/kW-h	Year from COD*	USD/kW-h	Year from COD*	USD/kW-h
1	0.1400	11	0.2500	21	0.4500
2	0.1475	12	0.2650	22	0.4700
3	0.1550	13	0.2800	23	0.4900
4	0.1650	14	0.2950	24	0.5100
5	0.1750	15	0.3100	25	0.5300
6	0.1850	16	0.3300	26	0.5500
7	0.1950	17	0.3500	27	0.5750
8	0.2050	18	0.3700	28	0.5900
9	0.2200	19	0.3900	29	0.6200
10	0.2350	20	0.4100	30	0.6500

*Year commencement as of COD (Date of Commissioning) of projecting, time equals start)

**Renewal term resale of electricity fee indexation, utilizes the 30th year of the 1st term ($0.65) as the base for indexation. Indexing rate is 4.5 % per annum, thereafter, for the duration of the renewal option term.

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